UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

IMAC Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED JANUARY 27, 2025

IMAC HOLDINGS, INC.

3401 Mallory Lane, Suite 100

Franklin, Tennessee 37067

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[●], 2025

To the Stockholders of IMAC Holdings, Inc.:

A special meeting of stockholders (the “Special Meeting”) of IMAC Holdings, Inc. (“IMAC,” the “Company,” “us,” “we” or “our”) will be held virtually on [●], 2025 at [●] [a][p].m., central time, as a listen-only conference call (with the opportunity to submit written questions) by calling [●]. At the Special Meeting, you will be asked to consider and vote on:

●	The Series G Issuance Proposal — The potential issuance of an excess of 19.99% of our outstanding common stock, par value $0.001 per share (the “Common Stock”), under the Company’s outstanding Series G Preferred Stock and related warrants;

●	The Committed Equity Financing Issuance Proposal — The potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing (as defined in the Proxy Statement); and

●	The Authorized Common Stock Increase Proposal – an amendment to the Company’s Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), to increase the total number of shares of common stock authorized for issuance.

●	The Reverse Stock Split Proposal – an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board of Directors’ discretion;

Action will also be taken on any other matters that properly come before the Special Meeting. If you are a stockholder of record at the close of business on [●], 2025 (the “Record Date”), you are entitled to vote at the meeting or at any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS IN THE PROXY STATEMENT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [●], 2025, AT [●] [A][P].M., CENTRAL TIME.

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission (the “SEC”), the Notice of Special Stockholder Meeting, our Proxy Statement and a form of the proxy card are available online at www.IMAC.vote.

The accompanying Proxy Statement and Form of Proxy are dated [●], 2025. On or about [●], 2025, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also, on or about [●], 2025, we commenced mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

All stockholders of the Company are cordially invited to attend the Special Meeting. To assure your representation at the Special Meeting, however, you are urged to mark, sign and return the proxy as promptly as possible. If you later desire to revoke your proxy for any reason, you may do so in the manner provided in the accompanying Proxy Statement. Your shares of the Company’s common stock will be voted in accordance with the instructions you give in your proxy. You will find more instructions on how to vote in the accompanying Proxy Statement and the Notice of Internet Availability.

You may submit a proxy for your shares by mail, email or via the internet no later than 7:00 p.m., central time, on [●], 2025 (as directed on the proxy card). If you choose to submit your proxy card by mail, the Company has enclosed an envelope for your use, which is prepaid if mailed in the United States. If you attend the Special Meeting and your shares are registered in your name, you may also vote in person at the Special Meeting until voting is closed. If your shares are held through a bank, broker or other nominee, because you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy in your name from your broker, bank or other nominee.

Accompanying this Notice of Special Meeting to the Company’s stockholders are (a) the Proxy Statement, and (b) a Form of Proxy (or a voting instruction form if you hold shares of common stock through a broker or other intermediary).

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

The enclosed materials require the Company’s stockholders to make important decisions with respect to the Company. Please carefully read the accompanying Proxy Statement, as these documents contain detailed information relating to, among other things, the dissolution of the Company. If you are in doubt as to how to make these decisions, please consult your financial, legal or other professional advisors.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED ANY OF THE MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING, PASSED UPON THE MERITS OR FAIRNESS OF SUCH MATTERS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you have any questions, or need assistance in voting your shares, please contact our transfer agent, which is assisting us in the solicitation of proxies:

EQUITY STOCK TRANSFER

237 West 37th Street, Suite 602

New York, NY 10018

Tel: (212) 575-5757

Fax: (646) 201-9006

Attention: Shareholder Services

By Order of the Board of Directors,

Jeffrey Busch
Chairman of the Board of Directors

[●], 2025

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED JANUARY 27, 2025

IMAC HOLDINGS, INC.

3401 Mallory Lane, Suite 100

Franklin, Tennessee 37067

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

[●], 2025

The special meeting of stockholders (the “Special Meeting”) of IMAC Holdings, Inc. (“IMAC,” the “Company,” “us,” “we” or “our”) will be held virtually on [●], 2025 at [●] [a][p].m., central time, as a listen-only conference call (with the opportunity to submit written questions) by calling 1-877-407-3088 (toll free). Stockholders participating in the Special Meeting will be able to listen only and will not be able to speak during the Special Meeting. However, in order to maintain the interactive nature of the Special Meeting, participants will be able to:

●	vote via the Special Meeting conference call; and

●	submit questions or comments to the Company’s officers during the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on:

●	The Series G Issuance Proposal — The potential issuance of an excess of 19.99% of our outstanding common stock under the Company’s outstanding Series G Preferred Stock and related warrants;

●	The Committed Equity Financing Issuance Proposal — The potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing (as defined below); and

●	The Authorized Common Stock Increase Proposal – an amendment to the Company’s Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), to increase the total number of shares of common stock authorized for issuance.

●	The Reverse Stock Split Proposal – an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board of Directors’ discretion;

Action will also be taken on any other matters that properly come before the Special Meeting. If you are a stockholder of record at the close of business on [●], 2025 (the “Record Date”), you are entitled to vote at the meeting or at any adjournment or postponement of the meeting.

Our board of directors (the “Board of Directors”) is soliciting your proxy to vote your shares of common stock at the Special Meeting or any adjournments of that meeting. This Proxy Statement, which was prepared by our management for the Board of Directors, contains information about the matters to be considered at the Special Meeting or any adjournments or postponements of the Special Meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on the proxy you submit for the Special Meeting, it will be voted in accordance with the recommendation of the Board of Directors. You may revoke your proxy at any time before it is exercised at the Special Meeting by giving our Secretary written notice to that effect. This Proxy Statement and our annual report are first being sent to stockholders on or about [●], 2025.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is being considered at the Special Meeting?

The proposals to be voted on at the Special Meeting are:

1.	the potential issuance of an excess of 19.99% of our outstanding common stock under the Company’s outstanding Series G Preferred Stock and related warrants (Series G Issuance Proposal);

2.	the potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing (as defined below) (Committed Equity Financing Issuance Proposal); and

3.	an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance (the Authorized Common Stock Increase Proposal).

4.	an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board of Directors’ discretion;

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In addition, our management will address such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors does not intend to present to the Special Meeting any matters not referred to in this Proxy Statement. If any proposal not set forth in this Proxy Statement should be presented for action at the Special Meeting and is a matter which should come before the Special Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

When and where is the Special Meeting going to be held?

The Special Meeting will be held virtually on [●], 2025 at [●] [a][p].m., central time, as a listen-only conference call (with the opportunity to submit questions) by calling 1-877-407-3088 (toll free). We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting. If you encounter any difficulties, please call (877) 804-2062 (toll free) or email proxy@equitystock.com.

Why did I receive a Notice of Internet Availability instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about [●], 2025, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

How many votes must be present to hold the Special Meeting?

Your shares are counted as present at the Special Meeting if you attend the meeting and vote at the Special Meeting or if you properly return a proxy by mail. For us to conduct our meeting, a majority of our outstanding shares of common stock as of the Record Date must be present at the meeting, in person or by proxy. This is referred to as a quorum. On the Record Date, we had [●] shares of common stock outstanding.

Who can vote at the Special Meeting?

You may vote if you owned our common stock as of the close of business on the Record Date. Each share of our common stock is entitled to one vote.

All shares and related price amounts in this proxy statement reflect the 1-for-30 reverse stock split of our common stock effected on September 7, 2023. For more information about the 1-for-30 reverse stock split, see our Current Report on Form 8-K filed with the SEC on September 8, 2023.

What should I do if I receive more than one proxy card or other set of proxy materials from the Company?

If you hold your shares in multiple accounts or registrations, or in both registered and street name, you will receive a proxy card for each account. Please sign, date, and return all proxy cards you receive from the Company. Only your latest dated proxy for each account will be voted. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equity Stock Transfer, tel.: (212) 575-5757.

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What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials will be provided directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares, which are held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

How do I vote?

If you are a stockholder of record, you may:

1.	Vote by internet. You will find the control number and the internet address in your Notice of Internet Availability.

2.	Vote by email. Mark, date, sign the Proxy Card and send to proxy@equitystock.com.

3.	Vote by mail. Mark, date, sign and mail the Proxy Card to Equity Stock Transfer, 237 W. 37th St., Suite 602, New York, NY 10018, Attention: Shareholder Services.

4.	Vote in person. Attend and vote virtually at the Special Meeting by accessing the live audio conference call at 1-877-407-3088 and present the unique 12-digit control number on your proxy card.

If you vote by internet, or email, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your broker or other nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Special Meeting, please have available evidence of your ownership as of the Record Date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement) and a legal proxy from your broker or other nominee authorizing you to vote your shares. Once you have received a legal proxy from your broker or other nominee, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker or other nominee of your legal proxy (e.g., a forwarded email from your broker or other nominee with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern time on [●], 2025. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the virtual meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number.

The deadline for submitting a proxy by mail, email or electronically via the internet is 7:00 p.m., central time, on [●], 2025.

Will my shares be voted if I do not provide my proxy?

Under applicable rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a “non-discretionary” proposal, then those shares will be treated as broker non-votes. There are no “discretionary” proposals being presented at the Special Meeting. Accordingly the Company does not expect that any broker non-votes will occur, but if broker non-votes occurred, they will have no effect on the Series G Issuance Proposal, the Committed Equity Financing Issuance Proposal, the Authorized Common Stock Increase Proposal or the Reverse Stock Split Proposal. Please see “What vote is required to approve each proposal to be considered at the Special Meeting?” for information regarding the vote required to approve the proposals being considered at this Special Meeting.

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If you are a record holder, your shares will not be voted if you do not provide a proxy or vote at the Special Meeting.

Can I change my mind after I vote?

Yes. A proxy may be revoked at any time prior to the voting at the Special Meeting by submitting a later dated proxy (including a proxy authorization submitted electronically via the internet prior to the deadline for submitting a proxy via the internet), by sending a properly signed written notice of such revocation to the Company’s Secretary in advance of the Special Meeting or by attending the Special Meeting and voting. If your shares are held through a bank, broker or other nominee, you may change your voting instructions by submitting a later dated voting instruction form to your broker, bank or other nominee or fiduciary, or if you obtained a legal proxy from your broker, bank nominee or fiduciary giving you the right to vote your shares, by attending the Special Meeting and voting.

What if I return my proxy card but do not include voting instructions?

Proxy cards of record holders that are signed and returned but do not include voting instructions will be voted:

“FOR” the potential issuance of an excess of 19.99% of our outstanding common stock under the Company’s outstanding Series G Preferred Stock and related warrants (Series G Issuance Proposal);

“FOR” the potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing (Committed Equity Financing Issuance Proposal);

“FOR” the amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance (the Authorized Common Stock Increase Proposal); and

“FOR” an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board of Directors’ discretion (Reverse Stock Split Proposal);

Under applicable rules, and as further described under “Will my shares be voted if I do not provide my proxy?”, if you do not give instructions to your brokerage firm on any particular proposal, it will not vote your shares with respect to such proposal.

Who can attend the Special Meeting?

Only stockholders of record as of the close of business on the Record Date, or their duly appointed proxies, may attend the Special Meeting. Recording devices will not be permitted at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose germane to the Special Meeting for the period of time beginning ten days prior to the Special Meeting during ordinary business hours at the Company’s principal place of business in Franklin, Tennessee and ending on the day prior to the Special Meeting.

If your shares are held in street name, and you attend the Special Meeting, you must have available an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the Record Date to be admitted to the meeting on [●], 2025. To be able to vote your shares held in street name at the Special Meeting, you will need to obtain a proxy card from the holder of record.

Do I need an admission ticket to attend the Special Meeting?

In order to be admitted into the virtual Special Meeting, a stockholder will need to enter the control number provided on the Notice of Internet Availability or proxy card received by such stockholder. Admission to the Special Meeting may be made available to others at the Company’s discretion.

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How can I ask questions at the Special Meeting?

Stockholders may submit written questions as directed on the conference line while attending the Special Meeting. We may not be able to answer every question submitted, and if not, we may address unanswered questions with the stockholder submitting the question after the Special Meeting.

What vote is required to approve the proposals to be considered at the Special Meeting?

The Series G Issuance Proposal: The potential issuance of an excess of 19.99% of our outstanding common stock under the Company’s outstanding Series G Preferred Stock and related warrants. To be approved, this proposal to approve the potential issuance of an excess of 19.99% of our outstanding common stock under the Company’s outstanding Series G Preferred Stock and related warrants must receive an affirmative vote from stockholders present in person or represented by proxy at the Special Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder and broker non-votes will have no effect on the results with respect to this proposal.

The Committed Equity Financing Issuance Proposal: The potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing. To be approved, this proposal to approve the potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Company’s Committed Equity Financing must receive an affirmative vote from stockholders present in person or represented by proxy at the Special Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder and broker non-votes will have no effect on the results with respect to this proposal.

The Authorized Common Stock Increase Proposal: An amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance. To be approved, this proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance must receive an affirmative vote from stockholders present in person or represented by proxy at the Special Meeting representing a majority of the votes cast on the proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder and broker non-votes will have no effect on the results with respect to this proposal.

The Reverse Stock Split Proposal: An amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board of Directors’ discretion. To be approved, this proposal to amend the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board of Directors’ discretion must receive an affirmative vote from stockholders present in person or represented by proxy at the Special Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder and broker non-votes will have no effect on the results with respect to this proposal.

How will votes be counted?

Each share of common stock voted will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted virtually at the Special Meeting, by mail, internet, or in accordance with the instructions provided by your broker. With respect to all proposals, shares will not be voted in favor of the matter and will not be counted as voting on the matter if they are broker non-votes. Assuming the presence of a quorum, abstentions and broker non-votes for a particular proposal will not be counted as votes cast to determine the outcome of a particular proposal.

Who will count the votes?

Representatives of Equity Stock Transfer, LLC, the transfer agent for our common stock, will tabulate the votes.

Will my vote be kept confidential?

Yes, your vote will be kept confidential, and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding) or (2) there is a contested election for the Board of Directors.

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How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

“FOR” the potential issuance of an excess of 19.99% of our outstanding common stock under the Company’s outstanding Series G Preferred Stock and related warrants (Series G Issuance Proposal);

“FOR” the potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing (Committed Equity Financing Issuance Proposal);

“FOR” the amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance (the Authorized Common Stock Increase Proposal); and

“FOR” an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board of Directors’ discretion (Reverse Stock Split Proposal).

Where can I find the voting results?

We will report the voting results in a current report on Form 8-K within four business days after the conclusion of the Special Meeting.

How can I access the proxy materials electronically?

Copies of the Notice of Special Meeting and Proxy Statement, as well as other materials filed by the Company with the SEC, are available without charge on the Company’s corporate website at www.IMAC.vote or upon written request to the Company at IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067. You can elect to receive future annual reports, proxy statements and other proxy materials electronically by marking the appropriate box on your proxy card or vote instruction form or by following the instructions provided if you submit a proxy via the internet.

What are the costs of soliciting these proxies and who will pay?

We will bear the costs of mailing the Proxy Statement and solicitation of proxies by Equity Stock Transfer, which we estimate to be approximately $9,000. In addition to solicitations by mail, our directors, officers, and regular employees may solicit proxies by telephone, email and personal communication. No additional remuneration will be paid to any director, officer, or employee of the Company for such solicitation. We will request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of shares of our common stock that they hold in their names. To the extent necessary to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or email. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Who can help answer my questions?

If you have any additional questions about the Special Meeting, the election of directors, any other proposal, how to submit your proxy, or if you need additional copies of this Proxy Statement or the proxy card or voting instructions, you should contact the Company or Equity Stock Transfer:

●	IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067, or by phone at (303) 898-5896.

●	Equity Stock Transfer by phone at (212) 575-5757.

What if I vote for some but not all of the proposals?

Shares of common stock held of record and represented by proxies received by the Company (whether received through the return of the proxy card, received by email or via the internet) where the stockholder has provided voting instructions with respect to the proposals described in this Proxy Statement will be voted in accordance with the voting instructions so made. If your proxy card is properly executed and returned but does not contain voting instructions as to one or more of the proposals to be voted upon at the Special Meeting, or if you give your proxy via the internet without indicating how you want to vote on each of the proposals to be voted upon at the Special Meeting, your shares will be voted “FOR” each proposal.

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All of the proposals to be considered at the Special Meeting are “non-discretionary” and if you do not instruct your broker how to vote with respect to such proposals, your broker will not have discretion to vote your shares with respect to those proposals and those votes will be counted as “broker non-votes.” Please see “What vote is required to approve each proposal to be considered at the Special Meeting?” for information regarding the vote required to approve the proposals being considered at this Special Meeting and the treatment of broker non-votes.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement may have been sent to multiple stockholders in your household unless we have received contrary instructions from one or more stockholders. We will promptly deliver a separate copy to you if you contact us at the following address or telephone number: IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067, tel.: (303) 898-5896. If you want to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address.

PROPOSAL 1

POTENTIAL ISSUANCE OF AN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK, UNDER THE COMPANY’S OUTSTANDING SERIES G PREFERRED STOCK AND RELATED WARRANTS

Background of Series G Preferred Stock and Related Warrants

In November 2024, the Company raised capital by issuing shares of the Company’s Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”), and certain warrants issued in connection with the Series G Preferred Stock (the “Series G Warrants” and, together with the Series G Preferred Stock, the “Securities”). You are being asked to consider and vote upon a proposal related to the potential issuance of a number of shares of our common stock in excess of 19.99% of our outstanding shares of common stock upon conversion of the Series G Preferred Stock and exercise of the Series G Warrants (the “Series G Issuance Proposal”).

This Series G Issuance Proposal, if passed, will allow us to issue Series G Common Shares (as defined below) in excess of the number of shares equal to 19.99% of the shares of our common stock that were outstanding at the time at the time we became obligated to issue the Securities, or 402,438 shares of our common stock. We currently have 4,676 shares of Series G Preferred Stock outstanding that are currently convertible into 1,049,016 shares of our common stock (the “Series G Conversion Shares”) and Series G Warrants that are currently exercisable into 3,018,060 shares of our common stock (the “Series G Exercise Shares” and, together with the Series G Conversion Shares, the “Series G Common Shares”), in each case without regard to any limitations on conversion or exercise, or to any potential future adjustments, set forth in the Series G Preferred Stock Certificates of Designations (as defined below) and the Series G Warrants, respectively. The Securities in and of themselves, could, if this Series G Issuance Proposal is approved by our stockholders, result in the issuance of more than 19.99% of the shares of common stock outstanding on the date of execution of the Securities Purchase Agreements (as defined below). Each purchase agreement pursuant to which the Securities were sold (the “Securities Purchase Agreements”) obligates the Company to seek stockholder approval of the approval of the issuance of all of the Series G Common Shares in compliance with the rules and regulations of the Nasdaq Stock Market (without regard to any limitations on conversion or exercise set forth in the Series G Preferred Stock Certificates of Designations or the Series G Warrants, respectively). Issuances of Series G Common Shares upon conversion or exercise, as applicable, of the Securities in excess of 19.99% of the Company’s outstanding shares of common stock, would require approval by the Company’s stockholders pursuant to the rules and regulations of the Nasdaq Stock Market.

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The terms and provisions of the Series G Preferred Stock are set forth in the Certificate of Designations, Rights and Preferences of the Series G Preferred Stock (the “Series G Certificate of Designations”), filed with the Secretary of State of the State of Delaware, and effective, on November 13, 2024.

The Securities

On November 12, 2024, the Company entered into the Securities Purchase Agreements with accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell, and the Investors agreed to purchase, the Securities at a purchase price of $800 for each share of Series G Preferred Stock and Warrant to purchase one share of Common Stock, for aggregate proceeds of $3,740,000 (the “Series G Offering”). Such investment is referred to as the “Series G Offering.” On November 14, 2024 (the “Initial Issuance Date”), the Company consummated the Series G Offering. Additional sales of Series G Preferred Stock and related warrants may be made in the future.

Series G Preferred Stock

The following is a description of the principal terms of the Series G Preferred Stock, which are set forth in the Series G Certificate of Designations.

Authorized; Stated Value. Pursuant to the Series G Certificate of Designations, the Company authorized 12,288 shares of Series G Preferred Stock. Each share of Series G Preferred Stock initially has a stated value of $1,000 (subject to increase upon any capitalization of dividends). The current stated value of each outstanding share of Series G Preferred is $1,013.33.

Ranking. The Series G Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the holders of a majority of the Series G Common Stock issued or issuable upon conversion of the Series G Preferred Stock or exercise of the Series G Warrants (the “Required Holders”) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series G Preferred Stock and all shares of preferred stock of the Company outstanding as of the Initial Issuance Date.

Liquidation Preference. In the event of a Liquidation Event (as defined in the Series G Certificate of Designations) the holders of Series G Preferred Stock are entitled to receive payment in an amount per share equal to the greater of (A) 120% of the sum of the stated value of the share plus any amount owed to the holder by the Company in connection with the share, including all declared and unpaid dividends thereon, on the date of such payment and (B) the amount per share such holders would receive if such shares had been converted into Common Stock immediately prior to the date of such payment; provided, however that if the funds available for such payment to the holders of Series G Preferred Stock and any other capital stock of the Company ranking on par with them for liquidation purposes are insufficient, all such holders shall be paid proportionally to their holdings out of available funds.

Dividends. Dividends on the Series G Preferred Stock equal to 10% per annum (subject to adjustment) will begin to accrue upon issuance and, subject to the satisfaction of certain customary equity conditions, will be payable in shares of our common stock, provided, however, that the Company may elect to capitalize dividends in lieu of issuing shares of common stock by increasing the stated value of each applicable share of Series G Preferred Stock. If the Company fails to properly satisfy such equity conditions, such dividends will be capitalized for each holder of Series G Preferred Stock (unless such holder waives such failure in order to receive shares of common stock as payment for such dividend).

Conversion Rights and Exchange Rights.

Conversion at Option of Holder. Each holder of Series G Preferred Stock may convert all, or any part, of their outstanding Series G Preferred Stock, at any time at such holder’s option, into Series G Common Stock based on the fixed conversion price of $1.57 (the “Conversion Price”).

Adjustment to Conversion Price. The Conversion Price is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Although the Series G Preferred Stock will not initially have antidilution protection for issuances below the conversion price then in effect in Subsequent Placements, if approval of stockholders is obtained pursuant to this Series G Issuance Proposal, thereafter the Series G Preferred Stock shall have full ratchet antidilution protection. Subject to Nasdaq rules and regulations, the Company may, at any time, with the written consent of the Required Holders, lower the fixed conversion price to any amount and for any period of time deemed appropriate by the Board of Directors.

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Adjustments Following the Special Meeting. If approval of stockholders is obtained pursuant to this Series G Issuance Proposal, thereafter on the 10th, 90th and 100th calendar day after the date the Series G Common Stock may be resold pursuant to Rule 144 of the Securities Act of 1934 or an available resale registration statement, the conversion price of the Series G Preferred Stock shall adjust (downward only) to the greater of (x) $0.24 (the “Floor Price”) and (y) 80% of the lower of (I) the closing price of the Common Stock as of the Trading Day (as defined in the Series G Certificate of Designations) immediately prior to such adjustment date and (II) the 5-day volume weighted average price (the “VWAP”) of the Common Stock immediately prior to such adjustment date.

Limitation on Beneficial Ownership. No conversion of the Series G Preferred Stock shall be effected to the extent it would cause a holder to beneficially own in excess of 4.99% or 9.99% (as elected by a holder) of the outstanding shares of Common Stock immediately after giving effect to such conversion.

Company Redemption. At any time, the Company shall have the right to redeem in cash all, or any number, of the shares of Series G Preferred Stock then outstanding at the greater of (x) 120% of the amount of Series G Preferred Stock being redeemed, and (y) the equity value of the common stock underlying the Series G Preferred Stock. The equity value of the common stock underlying the Series G Preferred Stock is calculated using the greatest closing price of the common stock on any Trading Day immediately preceding the date the Company notifies the holders of its election to redeem and the date the Company makes the entire payment required.

Exchange Right. Holders of Series G Preferred Stock may elect in writing to participate in certain Subsequent Placements (as defined in the Series G Certificate of Designations) at a value of 120% of the Conversion Amount (as defined in the Series G Certificate of Designations) of the shares of Series G Preferred Stock to be exchanged.

Voting Rights. The holders of the Series G Preferred Stock will have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of common stock, except as provided in the Series G Certificate of Designations (or as otherwise required by applicable law).

Series G Warrants

Without regard to any limitations on exercise of the Series G Warrants, all of the Series G Warrants, collectively, are initially exercisable into 2,977,711 shares of common stock. The Series G Warrants are exercisable into Series G Common Stock at an exercise price of $1.44 per share, subject to customary adjustments, became exercisable on May 14, 2024, and will expire on May 14, 2029.

Stock Splits; Adjustments. The exercise price and share number of the Series G Warrants will be subject to proportional adjustments upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Although the Series G Warrants will not initially have antidilution protection for issuances below the exercise price then in effect in Subsequent Placements, if approval of stockholders is obtained pursuant to this Series G Issuance Proposal, thereafter the Series G Warrants shall have full ratchet antidilution protection. Subject to the rules and regulations of The Nasdaq Capital Market or other principal market on which the common stock is traded, the Company may, at any time, with the written consent of the Required Holders, lower the fixed exercise price to any amount and for any period of time deemed appropriate by the Board of Directors.

Adjustments Following the Special Meeting. If approval of stockholders is obtained pursuant to this Series G Issuance Proposal, thereafter on the 10th, 90th and 100th calendar day after the date the shares of common stock issuable upon exercise of the Series G Warrants may be resold pursuant to Rule 144 of the Securities Act of 1934 or an available resale registration statement, the exercise price of the Series G Warrants shall adjust (downward only) to the greater of (x) the Floor Price and (y) 80% of the lower of (I) the closing price of the common stock as of the Trading Day (as defined in the Series G Certificate of Designations) immediately prior to such adjustment date and (II) the 5-day VWAP of the Common Stock immediately prior to such adjustment date.

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Cashless Exercise. If at the time of exercise of the Series G Warrants, there is no effective registration statement registering the shares of the common stock underlying the Series G Warrants, such Series G Warrants may be exercised on a cashless basis pursuant to their terms.

Limitation on Beneficial Ownership. No exercise of the Series G Warrants shall be effected to the extent it would cause a holder to beneficially own in excess of 4.99% or 9.99% (as elected by a holder) of the outstanding shares of common stock immediately after giving effect to such exercise.

Registration Rights Agreement

The Investors were granted certain customary registration rights in connection with respect to the Series G Common Shares, pursuant to a registration rights agreement dated November 12, 2024.

Why We Need Stockholder Approval

Because our common stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2). Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a conversion price lower than the “Minimum Price.” “Minimum Price” is defined under Nasdaq Listing Rule 5635(d)(1)(A) as a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five Trading Days immediately preceding the signing of the binding agreement. Under the terms of the Series G Certificates of Designations and the Series G Warrants, the current, and lowest permitted, conversion price of the Series G Preferred Stock and exercise price of the Series G Warrants, respectively, were set at a price that is above the respective Minimum Price; however, if approval of stockholders is obtained pursuant to this Series G Issuance Proposal, those conversion and exercise prices may, upon an adjustment in accordance with the Series G Certificates of Designations or Series G Warrants, as applicable, be adjusted to be lower than Market Price (as defined in the Series G Certificate of Designations). In such an event, Series G Common Shares could be issuable at prices below the Minimum Price.

In addition:

●	unless stockholder approval is obtained pursuant to this Series G Issuance Proposal, all dividends on the Series G Preferred Stock shall be capitalized dividends. Consequently, unless stockholder approval is obtained pursuant to this Series G Issuance Proposal, no dividends may be paid in shares of common stock;

●	if stockholder approval is obtained pursuant to this Series G Issuance Proposal, the Series G Preferred Stock will contain full ratchet anti-dilution protection and the conversion price will be required to be adjusted to the issuance price of the Company’s securities in the event of a dilutive issuance at a price lower than the then applicable conversion price. Consequently, shares of common stock issuable upon conversion of the Series G Preferred Stock may be issued at prices below the Minimum Price; and

●	if stockholder approval is obtained pursuant to this Series G Issuance Proposal, the Series G Warrants will contain full ratchet anti-dilution protection and the exercise price per share of common stock will be required to be adjusted to the issuance price of the Company’s securities in the event of a dilutive issuance at a price lower than the then applicable exercise price. Consequently, shares of common stock issuable upon exercise of the Series G Warrants may be issued at prices below the Minimum Price.

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The stockholder approval requirement for issuances of the Series G Common Shares was incorporated into the Securities Purchase Agreements and Series G Warrants in order to comply with Nasdaq Listing Rule 5635(d)(2).

Our Board of Directors has determined to recommend that our stockholders approve this Series G Issuance Proposal because the terms of the Securities require us to seek such stockholder approval. Moreover, if this Series G Issuance Proposal does not pass, we will be required to seek approval again from stockholders at future special or annual meetings prior to June 30, 2025, and, if not obtained, at an additional meeting each year thereafter, and the value of the Securities will continue to be impaired.

Potential Effects of Approval of this Proposal

If this Series G Issuance Proposal is approved, the issuance of shares of our common stock upon conversion or exercise of the outstanding Securities, as applicable, will significantly dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. Such issuances will also significantly dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Series G Issuance Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.

If this Series G Issuance Proposal is not approved by the stockholders, the Securities would not be convertible or exercisable, as applicable, over the 19.99% threshold and all obligations to facilitate the issuances of Series G Common Shares would remain in effect and may result in cash obligations to which the Company currently does not have the resources to satisfy. Furthermore, the Company’s satisfaction of any such potential cash obligations could materially impair the Company’s working capital. The inability to convert or exercise the Securities into Series G Common Shares may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the potential issuance of an excess of 19.99% of our outstanding common stock, under the Company’s outstanding Series G Preferred Stock and Series G Warrants. Approval by stockholders of this Series G Issuance Proposal is not conditioned upon approval of the Committed Equity Financing Issuance Proposal, the Authorized Common Stock Increase Proposal or the Reverse Stock Split Proposal; conversely, approval by stockholders of the Committed Equity Financing Issuance Proposal, the Authorized Common Stock Increase Proposal and the Reverse Stock Split Proposal are not conditioned upon approval of this Series G Issuance Proposal.

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PROPOSAL 2

POTENTIAL ISSUANCE OF AN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK

PURSUANT TO THE COMMITTED EQUITY FINANCING

Overview

As described in more detail below, on November 12, 2024, we entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Keystone, which provides (i) for an equity line of credit (the “Committed Equity Financing”), pursuant to which we may sell up to $60 million of shares of common stock in private offerings to Keystone from time to time in our discretion (the “Purchase Shares”) and (ii) that we will issue to Keystone (A)164,000 shares of common stock on the date the Registration Statement is declared effective (the “Initial Commitment Shares”) and (B) additional shares of common stock (the “Back-End Commitment Shares”, and together with the Initial Commitment Shares, the “Purchase Shares” and, collectively with the Initial Commitment Shares and the Purchase Shares, the “Committed Equity Financing Shares”) on the trading day after stockholder approval of this Committed Equity Financing Issuance Proposal (the “Back-End Commitment Share Issuance Date”) in an amount equal to $1 million divided by the VWAP Purchase Price (as defined below) on the Back-End Commitment Share Issuance Date, at per share prices below the Minimum Price. You are being asked to consider and vote upon a proposal (the “Committed Equity Financing Issuance Proposal”) related to the potential issuance of a number of Committed Equity Financing Shares in excess of 19.99% of our outstanding shares of common stock immediately prior to entry into the pursuant to the Purchase Agreement, or 402,438 shares of common stock (the “Committed Equity Financing Limit”).

This Committed Equity Financing Issuance Proposal, if passed, will allow us to issue more than 402,438 Committed Equity Financing Shares pursuant to the Purchase Agreement at prices per share below the Committed Equity Financing Minimum Price (as defined below).

The Minimum Price for the Committed Equity Financing (the “Committed Equity Financing Minimum Price”) equals the lower of (A) the official closing price on the Nasdaq Capital Market (“Nasdaq”) or any nationally recognized successor thereto immediately preceding the delivery of the applicable binding purchase notice to Counterparty and (B) the average of the closing prices of the common stock on Nasdaq for the five business days immediately preceding the delivery of such binding purchase notice, in each case plus an incremental amount to take into account the Commitment Shares. Sales of shares of common stock in the Committed Equity Financing in excess of the Minimum Price do not count toward the 19.99% because they are “at market” under applicable Nasdaq rules.

Committed Equity Financing

Pursuant to the Purchase Agreement, Keystone shall: (a) purchase from us up to the lesser of (i) $60 million of newly issued shares of Common Stock and (ii) 19.99% of the total number of shares of common stock outstanding immediately prior to the execution of the Purchase Agreement (the “Purchase Shares”) at a per share price less than the Committed Equity Financing Minimum Price; provided however that the limitation in (ii) will not apply if we obtain stockholder approval of this Committed Equity Financing Proposal. Additionally, in no event will any shares of Common Stock be issued or sold to Keystone if we do not have a sufficient number of shares of our Common Stock authorized under our Certificate of Incorporation, as amended from time to time, which are not reserved for other purposes.

Sales of common stock to Counterparty under the Purchase Agreement, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of our common stock and determinations by us regarding the use of proceeds from any sale of such common stock.

Pursuant to the Purchase Agreement, on any business day on which the closing sale price of our common stock is equal to or greater than $0.25 (the “Purchase Date”), we may direct Keystone to purchase a specified number of shares of our common stock (a “Fixed Purchase”) not to exceed the lower of 100,000 shares or $25,000 at a purchase price equal to the lesser of 92.5% of the lower of (i) the volume-weighted average price (“VWAP”) of our common stock for the five trading days immediately preceding the applicable Purchase Date for such Fixed Purchase and (ii) the closing price of a share of Common Stock during the full trading day on the trading day immediately following such applicable Purchase Date; provided, however, that if such closing price is lower than the resulting price, then the price for such purchase shall equal such closing price.

In addition, at any time from and after the Commencement Date (as defined in the Purchase Agreement), on any business day on which the closing sale price of the common stock is equal to or greater than $0.25 and such business day is also the Purchase Date for a Fixed Purchase of an amount of shares of common stock not less than the applicable Fixed Purchase Maximum Amount (as defined in the Purchase Agreement) (the “VWAP Purchase Date”), the Company may also direct the Purchaser to purchase, on the immediately following business day, an additional number of shares of common stock in an amount up to the VWAP Purchase Maximum Amount (as defined in the Purchase Agreement) (a “VWAP Purchase”) at a purchase price equal to the lesser of 92.5% of (i) the closing sale price of the common stock on the applicable VWAP Purchase Date and (ii) the VWAP during the period on the applicable VWAP Purchase Date beginning at the opening of trading and ending at the VWAP Purchase Termination Time (as defined in the Purchase Agreement) (the “VWAP Purchase Price”). At any time from and after the Commencement Date, on any business day that is also the VWAP Purchase Date for a VWAP Purchase, the Company may also direct the Purchaser to purchase, on such same business day, an additional number of shares of common stock in an amount up to the Additional VWAP Purchase Maximum Amount (as defined in the Purchase Agreement) (an “Additional VWAP Purchase”) at a purchase price equal to the lesser of 92.5% of (i) the closing sale price of the common stock on the applicable Additional VWAP Purchase Date and (ii) the VWAP during the Additional VWAP Purchase Period (as defined in the Purchase Agreement) on the applicable Additional VWAP Purchase Date.

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Registration Rights Agreement

Counterparty was granted certain customary registration rights in connection with the Committed Equity Financing pursuant to a registration rights agreement dated November 12, 2024, pursuant to which the Company agreed to file a registration statement with the SEC covering the resale of the Purchase Shares and the Commitment Shares, on or before the 15th calendar day following the date that the Company’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2024 and the quarter ended September 30, 2024 have been filed with the SEC (the “Filing Deadline”) and to cause such registration statement (the “Registration Statement”) to be declared effective by the SEC on or before the 60th calendar day following the Filing Deadline, subject to limited exceptions described therein.

Why We Need Stockholder Approval

Because our common stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2). Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price lower than the “Minimum Price.” “Minimum Price” is defined under Nasdaq Listing Rule 5635(d)(1)(A) as a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five Trading Days immediately preceding the signing of the binding agreement. Under the terms of the Purchase Agreement, up to $60 million worth of Purchase Shares may be sold to Counterparty and the Commitment Shares will be issued to Counterparty provided that no Purchase Shares or Commitment Shares in excess in of the Committed Equity Financing Limit may be sold or issued to Counterparty at prices per share less than the Committed Equity Minimum Price. However, if approval of stockholders is obtained pursuant to this Committed Equity Financing Issuance Proposal, the Committed Equity Financing Limit will no longer be applicable. In such an event, Purchase Shares in excess of the Committed Equity Financing Limit could be issuable at prices below the Minimum Price.

The stockholder approval requirement for issuances of the Purchase Shares in excess of the Committed Equity Financing Limit at prices lower than the Committed Equity Financing Minimum Price was incorporated into the Purchase Agreement in order to comply with Nasdaq Listing Rule 5635(d)(2).

Our Board of Directors has determined to recommend that our stockholders approve this Committed Equity Financing Issuance Proposal because if this Committed Equity Financing Issuance Proposal does not pass, our ability to raise capital to fund our business and growth will be limited.

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Potential Effects of Approval of this Proposal

If this Committed Equity Financing Issuance Proposal is approved, the issuance of shares of our common stock pursuant to the Purchase Agreement will significantly dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. Such issuances will also significantly dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Committed Equity Financing Issuance Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.

If this Committed Equity Financing Issuance Proposal is not approved by the stockholders, the Purchase Shares able to be sold to Counterparty will be limited to the Committed Financing Issuance Proposal excluding Purchase Shares sold at prices per share in excess of the Committed Equity Financing Minimum Price and may materially adversely affect the Company’s ability to raise capital through sales to Counterparty or raise future equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing. Approval by stockholders of this Committed Equity Financing Issuance Proposal is not conditioned upon approval of the Series G Issuance Proposal, the Authorized Common Stock Increase Proposal or the Reverse Stock Split Proposal; conversely, approval by stockholders of the Series G Issuance Proposal, the Authorized Common Stock Increase Proposal and the Reverse Stock Split Proposal are not conditioned upon approval of this Committed Equity Financing Issuance Proposal.

PROPOSAL 3

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO
INCREASE THE AMOUNT OF COMMON STOCK AUTHORIZED

Background

The Certificate of Incorporation currently authorizes the issuance of a total of 65,000,000 shares of capital stock. Of such shares, 60,000,000 are designated as common stock and 5,000,000 are designated as preferred stock. With respect to the 5,000,000 shares designated as preferred stock, 4,750 shares are designated as Series C-1 Preferred Shares, and 5,376 shares are designated as Series C-2 Preferred Shares, 17,364 shares are designated as Series D Preferred Shares, 26,618 shares are designated as Series E Preferred Shares, 450 shares are designated as Series F Preferred Shares, and 12,288 shares are designated as Series G Preferred Shares. As of January 16, 2025, there were 2,029,864 shares of common stock issued and outstanding, 4,750 shares of Series C-1 Preferred Stock issued, of which 2,564 were outstanding and 2,186 had been converted into shares of common stock, 1,276 shares of Series C-2 Preferred Stock issued and outstanding, 17,364 shares of Series D Preferred Stock issued and outstanding, 22,067 shares of Series E Preferred Stock issued and outstanding, 450 shares of Series F Preferred Stock issued and outstanding and 4,676 shares of Series G Preferred Stock issued and outstanding, and there we no shares of any other series of preferred stock outstanding. No series of preferred stock named above is registered under Section 12(b) of the Exchange Act. Our Board of Directors may establish the rights and preferences of the undesignated preferred stock from time to time.

In addition to the 2,029,864 shares of common stock outstanding, as of January 16, 2025, the Company had reserved for issuance (i) 507,816 shares of common stock under Company’s 2018 Incentive Compensation Plan, (ii) 2,151,064 shares of common stock upon conversion of outstanding Series C-1 Preferred Stock, (iii) 1,070,496 shares of common stock upon conversion of outstanding Series C-2 Preferred Stock, (iv) 10,148,924 shares of common stock upon conversion of outstanding Series D Preferred Stock, (v) 13,443,690 shares of common stock upon conversion of our currently convertible Series E Preferred Stock, (vi) 281,734 shares of common stock upon conversion of outstanding Series F Preferred Stock, (vii) 6,550,965 shares of common stock upon conversion of outstanding Series G Preferred Stock (without giving effect to the impact of stockholder approval of the Series G Issuance Proposal), (viii) 5,905,946 shares of common stock upon exercise of outstanding warrants and (ix) 2,974,398 shares of common stock for issuance under the Purchase Agreement.

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The aggregate number of outstanding and reserved shares of Common Stock is 45,064,897, leaving only 14,935,103 shares of common stock available for future issuances. Such future issuances may include issuances of Committed Equity Financing Shares to Keystone, sales of securities in order to raise capital, the payment of consideration for acquisitions, additional shares issued in connection with grants made to employees under new or expanded existing compensation plans or arrangements, and other uses not currently anticipated.

Potential Effects of Approval of this Proposal

The Company is proposing to increase the number of authorized shares of Common Stock by [___________] shares to [____________] shares. If the Committed Equity Financing Issuance Proposal is approved by stockholders and if the price per share of our Common Stock were to lose more than approximately 75% its value prior to the Special Meeting, it is possible that the Company may become obligated to issue Back End Commitment Shares in excess of authorized and unreserved shares available. The increase of authorized Common Stock proposed would allow the Company to complete the Company’s obligation to issue the Back End Commitment Shares under such circumstances, sell shares of Common Stock to Keystone under the Committed Equity Financing and have sufficient additional shares of Common Stock available for future uses, although no such future uses are contemplated at this time. The Company believes that such increase is in the best interests of the Company and its stockholders, as it would provide the Company with flexibility and alternatives in structuring future transactions.

This amendment would not change any of the rights, restrictions, terms or provisions relating to the Common Stock or the preferred stock. Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to this amendment. The Company will not independently provide stockholders with any such right. Additionally, holders of common stock do not have any preemptive rights with respect to the issuance of common stock.

Future issuances of common stock could affect stockholders. Any future issuance of common stock, other than on a pro-rata basis to then-existing stockholders, would dilute the percentage ownership and voting interest of the then current stockholders.

If this Authorized Common Stock Increase Proposal is approved, regardless of whether the other proposals presented in the proxy statement are approved, the Company will file an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock to [_________], a copy of which amendment is attached hereto as Appendix A, unless the Board of Directors determines otherwise.

Potential Effects of Non-Approval of this Proposal

If this Authorized Common Stock Increase Proposal is not approved by the stockholders but the Committed Equity Financing Issuance Proposal is approved by stockholders, and if our stock prices loses approximately 75% of its value, we may not be able to issue all of the Back End Commitment Shares we are obligated to issue under the Purchase Agreement. Additionally, we may not be able to sell shares of Common Stock to Keystone in the Commitment Equity Financing which may materially adversely affect the Company’s ability to raise capital through sales to Keystone. Our ability to raise future equity or debt capital from third parties on attractive terms, if at all, may also be materially adversely affected. Our inability to raise capital could significantly impair the operations, assets and ongoing viability of the Company.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the amendment of the Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance. Approval by stockholders of this Authorized Common Stock Increase Proposal is not conditioned upon approval of the Series G Issuance Proposal, the Committed Equity Financing Issuance Proposal or the Reverse Stock Split Proposal; conversely, approval by stockholders of the Series G Issuance Proposal, the Committed Equity Financing Issuance Proposal and the Reverse Stock Split Proposal are not conditioned upon approval of this Authorized Common Stock Increase Proposal.

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PROPOSAL 4

APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT AND TO REDUCE THE NUMBER OF

AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK, SUBJECT TO

THE BOARD OF DIRECTORS’ DISCRETION

The Board of Directors has approved, and is hereby soliciting stockholder approval of, an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio of not less than one-for-two and not more than one-for-ten, subject to the Board of Directors’ discretion to determine, without any further action by stockholders, not to proceed with a reverse stock split if it determines that a reverse stock split is no longer in the best interest of the Company and its stockholders. The language of the new Section 4.1 of the Certificate of Incorporation which would be contained in an amendment is set forth in Appendix C to this Proxy Statement (the “Reverse Stock Split Amendment”). A vote for this Reverse Stock Split Proposal will constitute approval of the Reverse Stock Split Amendment providing for the combination of any whole number of shares of Common Stock between and including two and ten into one share of Common Stock and will grant the Board of Directors the authority to select which of the approved exchange ratios within that range will be implemented. If stockholders approve this proposal, the Board of Directors will have the authority, but not the obligation, in its sole discretion and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment. If the Reverse Stock Split Amendment is approved by stockholders and has not been filed with the Secretary of State of the State of Delaware by the close of business on the first anniversary of the date on which the stockholders approved it, the Board of Directors will abandon the Reverse Stock Split Amendment. If the reverse stock split is implemented, the Reverse Stock Split Amendment also would reduce the number of authorized shares of our Common Stock as set forth below but would not change the par value of a share of our Common Stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock outstanding immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split.

The Board of Directors believes that stockholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Reverse Stock Split Proposal, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the Company’s and its stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board of Directors will set the time for such a split and select a specific ratio within the range. These determinations will be made by the Board of Directors with the intention to create the greatest marketability for our Common Stock based upon prevailing market conditions at that time.

The Board of Directors reserves its right to elect to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interest of the Company and its stockholders.

Purpose of the Reverse Stock Split Amendment

The purpose of the reverse stock split is to increase the per share trading value of the Common Stock. The Board of Directors intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the Common Stock, and only if the implementation of a reverse stock split is determined by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors may exercise its discretion not to implement a reverse stock split.

The Common Stock on the Nasdaq Global Market has traded at prices both above and below $1 per share during 2024. If the closing bid price of the Common Stock is below $1 for 30 consecutive trading days, the Company may no longer meet the requirement to maintain a minimum bid price of $1 per share, as set forth in Nasdaq Listing Rule 5450(a)(1).

The Board of Directors has determined that a reverse stock split may be the best option for the Company if it needs to bring the bid price for the Common Stock above the $1 threshold in accordance with Nasdaq Listing Rule 5450(a)(1). The Board of Directors has been monitoring, and will continue to monitor, the trading price of the Common Stock.

Furthermore, the Board of Directors believes that a reverse stock split would allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks with a price below a certain threshold), potentially increasing the trading volume and liquidity of the Common Stock. A reverse stock split would also help increase analyst and broker interest in the Common Stock, as their policies can discourage them from following or recommending companies with lower stock prices. Because of the trading volatility often associated with lower-priced stock, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Some of those policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to brokers.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and effected, the reverse stock split will be realized simultaneously and in the same ratio for all of the Common Stock. The reverse stock split will affect all holders of the Common Stock uniformly and will not affect any stockholder’s percentage ownership interest, or voting power, in the Company (subject to the treatment of fractional shares). As described below, holders of Common Stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-reverse stock split holders of the Common Stock to the extent there are at the time the reverse stock split is effected, stockholders who would otherwise receive less than one share of Common Stock after the reverse stock split. In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

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The principal effects of the Reverse Stock Split Amendment will be that:

●	depending on the ratio for the reverse stock split selected by the Board of Directors, each two or ten shares of Common Stock owned by a stockholder, or any whole number of shares of Common Stock between two and ten, as determined by the Board of Directors, will be combined into one new share of Common Stock;

●	the number of shares of Common Stock issued and outstanding will be reduced from approximately 2,000,000 to a range of approximately 1,000,000 to 200,000, depending upon the reverse stock split ratio selected by the Board of Directors;

●	the number of authorized shares of Common Stock will be reduced from 65,000,000 to a range of approximately 32,500,000 to 6,500,000, depending upon the reverse stock split ratio chosen by the Board of Directors (without giving effect to an increase in the number of authorized shares of Common Stock if the Authorized Common Stock Increase Proposal is approved);

●	based upon the reverse stock split ratio selected by the Board of Directors, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, and other convertible or exchangeable securities entitling the holders thereof to purchase, exchange for, or convert into, shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such options and restricted stock awards and units upon exercise immediately preceding the reverse stock split; and

●	the number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding bullet will be reduced proportionately based upon the reverse stock split ratio selected by the Board of Directors.

The table below illustrates the estimated effect (without giving effect to an increase in the number of authorized shares of Common Stock if the Authorized Common Stock Increase Proposal is approved), as of January 16,2025, of a reverse stock split at certain ratios on (i) the shares of Common Stock outstanding; (ii) the shares of Common Stock reserved for issuance, (iii) the reduced number of total authorized shares of Common Stock under our certificate of incorporation, and (iv) the resulting number of shares of Common Stock available for issuance:

	Shares Outstanding	Shares Reserved for Issuance	Total Authorized Shares	Shares Authorized and Available (% of total authorized)
Prior to Reverse Stock Split	2,029,864	43,035,033	60,000,000	14,935,103 (24.89%)
One-for-two	1,014,932	21,517,516	30,000,000	7,467,552 (24.89%)
One-for-five	405,972	8,607,006	12,000,000	2,987,022 (24.89%)
One-for-ten	202,986	4,303,503	6,000,000	1,493,511 (24.89%)

Certain Risks Associated with the Reverse Stock Split

●	If the reverse stock split is effected and the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.
●	There can be no assurance that the reverse stock split will result in any particular price for the Common Stock. As a result, the trading liquidity of the Common Stock may not necessarily improve.
●	There can be no assurance that the market price per share of the Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split. For example, based on the closing price of the Common Stock on January 16, 2025 of $1.32 per share, if the reverse stock split were implemented and approved for a reverse stock split ratio of one-for-five, there can be no assurance that the post-split market price of the Common Stock would be $6.60, or greater. Accordingly, the total market capitalization of the Common Stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of the Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.
●	Because the number of issued and outstanding shares of Common Stock would decrease as result of the reverse stock split, the number of authorized but unissued shares of Common Stock may increase on a relative basis. If the Company issues additional shares of Common Stock, then the ownership interest of the Company’s current stockholders would be diluted, possibly substantially.
●	The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board of Directors intends to effect the reverse stock split only if it believes that a decrease in the number of shares is likely to improve the trading price of the Common Stock and if the implementation of the reverse stock split is determined by the Board of Directors to be in the best interests of the Company and its stockholders.

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Effective Time

The proposed reverse stock split would become effective as of 11:59 p.m., Eastern Time (the “Effective Time”), on the date of filing the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of the Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of stockholders, into a lesser number of shares of the Common Stock calculated in accordance with the reverse stock split ratio determined by the Board of Directors.

After the Effective Time, the Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the Effective Time, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be listed on the Nasdaq Cpaital Market under the symbol “BACK”, although Nasdaq will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Date to indicate that the reverse stock split has occurred.

Board of Directors Discretion to Implement the Reverse Stock Split Amendment

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board of Directors that a reverse stock split (at a ratio determined by the Board of Directors as described above) is in the best interests of the Company and the stockholders. The Board of Directors’ determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock. If the Board of Directors determines to effect the reverse stock split, the Board of Directors will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the Common Stock.

Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, the Company’s transfer agent for the registered stockholders will aggregate all fractional shares of Common Stock and arrange for them to be sold as soon as practicable after the Effective Time at the then prevailing prices on the open market on behalf of those stockholders who would otherwise be entitled to receive a fractional share. The Company expects that the transfer agent will cause the sale to be conducted in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of Common Stock. After completing the sale, stockholders will receive a cash payment from the transfer agent in an amount equal to the stockholder’s pro rata share of the total net proceeds of these sales. No transaction costs will be assessed on the sale. However, the proceeds will be subject to certain taxes as discussed below. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date a stockholder receives payment for the cashed-out shares. The payment amount will be paid to the stockholder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, stockholders will have no further interests in the Company with respect to their cashed-out fractional shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the reverse stock split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of the Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

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Effect on Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of the Company’s registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the reserve stock split.

If a stockholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the Effective Time. By signing and cashing the check, stockholders will warrant that they owned the shares of Common Stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time of the reverse stock split and the date payment is received.

Effect on Certificated Shares

Stockholders holding shares of Common Stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing shares of the Common Stock (“Old Certificates”), to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (“New Certificates”). No New Certificate will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange their Old Certificates.

Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock to which they are entitled as a result of the reverse stock split. Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split Common Stock, as applicable, to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates. If an Old Certificate has a restrictive legend on its back, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “Fractional Shares.”

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The reverse stock split will not affect the par value of a share of the Common Stock. As a result, as of the Effective Time of the reverse stock split, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Considerations

The following is a summary of certain U.S. federal income tax consequences of the reverse stock split to holders of the Common Stock. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their shares of Common Stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under U.S. federal income tax laws, such as:

●	stockholders that are not U.S. holders;
●	financial institutions;
●	insurance companies;
●	tax-exempt organizations;
●	dealers in securities or foreign currencies;
●	persons whose functional currency is not the U.S. dollar;
●	traders in securities that elect to use a mark to market method of accounting;
●	persons who own more than 5% of the Company’s outstanding stock;
●	persons that hold the Common Stock as part of a straddle, hedge, constructive sale, conversion or other integrated transaction; and
●	U.S. holders who acquired their shares of Common Stock through the exercise of an employee stock option or otherwise as compensation.

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If a partnership or other entity taxed as a partnership holds Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partners and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the reverse stock split to them.

This discussion does not address the tax consequences of the reverse stock split under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of the Common Stock are urged to consult with their own tax advisors as to the tax consequences of the reverse stock split in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of the Common Stock that for U.S. federal income tax purposes is:

●	an individual that is a citizen or resident of the United States;
●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;
●	an estate that is subject to U.S. federal income tax on its income regardless of its source; or
●	a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

Except as provided below with respect to cash received in lieu of fractional shares, a U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

Cash Received in Lieu of Fractional Shares

A U.S. holder that receives cash in lieu of a fractional share of Common Stock in the reverse stock split will generally be treated as if the U.S. holder had participated in a redemption to the extent of the cash. The tax treatment of the receipt of cash could depend in part on the percentage of the Company’s stock owned by the U.S. holder before and after the reverse stock split, and it is therefore possible that the tax treatment of the receipt of the cash by some U.S. holders will differ from the tax treatment of the receipt of the cash by other U.S. holders. Some U.S. holders may recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the basis of the pre-reverse stock split Common Stock allocable to the fractional interest. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the Common Stock exchanged therefor was greater than one year as of the date of the exchange. In the case of other U.S. holders, the cash might instead be treated as a return of capital or, if the Company has current or accumulated earnings and profits, a dividend. U.S. holders should consult with their own tax advisors to determine the proper tax treatment of the receipt of cash in lieu of a fractional share.

Tax Basis and Holding Period

A U.S. holder’s aggregate tax basis in the Common Stock received in the reverse stock split will equal such stockholder’s aggregate tax basis in the Common Stock surrendered in the reverse stock split reduced by any amount allocable to a fractional share of post-reverse stock split Common Stock for which cash is received. The holding period for the shares of the Common Stock received in the reverse stock split generally will include the holding period for the shares of the Common Stock exchanged therefor.

The Company does not have any plans, proposals or arrangements to issue for any purpose, including future acquisitions and/or financings, any of the authorized shares of Common Stock that would become newly available for issuance following the reverse stock split.

This proposal requires approval by a majority of the votes entitled to vote at the Special Meeting.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the amendment of the Certificate of Incorporation to effect a reverse stock split and to reduce the number of shares of the Company’s authorized common stock, at the Board of Directors’ discretion. Approval by stockholders of this Reverse Stock Split Proposal is not conditioned upon approval of the Series G Issuance Proposal, the Committed Equity Financing Issuance Proposal or the Authorized Common Stock Increase Proposal; conversely, approval by stockholders of the Series G Issuance Proposal, the Committed Equity Financing Issuance Proposal and Authorized Common Stock Increase Proposal are not conditioned upon approval of this Reverse Stock Split Proposal.

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SECURITY OWNERSHIP

The following table sets forth information as of the Record Date regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our named executive officers, as defined below, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director and executive officer, as the case may be. There are no beneficial owners of 5% or more of our common stock other than the directors and executive officers included below. The address for all executive officers and directors is c/o IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067.

Percentage of beneficial ownership in the table below is calculated based on 2,029,864 shares of common stock outstanding as of January 16, 2025. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage Beneficially Owned

Faith Zaslavsky	-		-

Sheri Gardzina	6,195	(1)	*

Michael D. Pruitt	12,141		*

Maurice E. Evans	18,071		* %

Peter Beitsch	3,333		*

Matthew Schwartz	3,333		*

Jeffrey Busch(2)	570,254		9.99%

Jeffrey S. Ervin(3)	12,380		1.1%

Matthew C. Wallis, DC(4)	58,390		5.1%

All directors and executive officers as a group (7 persons)(1)(2)	613,327		23.57%

*	Less than 1% of outstanding shares.

(1)	Includes (i) 1,250 shares of common stock issuable upon exercise of currently exercisable stock options, (ii) 4,000 outstanding Restricted Stock Units, (iii) 941 shares and (iv) 4 shares owned by Mrs. Gardzina’s spouse.
(2)	Includes (i) 111,160 shares of common stock issuable upon conversion of 265 currently convertible shares of Series C-1 Preferred Stock and (ii) 455,761 shares of common stock issuable upon conversion of 1,641 shares of currently convertible Series E Preferred Stock. However, the Series C-1 Preferred Stock and Series E Preferred Stock are subject to a beneficial ownership cap that prohibits the conversion of the Series C-1 Preferred Stock and/or the Series E Preferred Stock into shares of common stock to the extent that such conversion would cause Mr. Busch’s beneficial ownership, together with his affiliates’ ownership, to exceed 9.99% of the then outstanding common stock.
(3)	Mr. Ervin resigned as CEO of the Company and from the Board of Directors on May 23, 2024.
(4)	Dr. Wallis resigned as President of the Company on November 24, 2023 and from the Board of Directors on May 23, 2024.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The Company has prepared the accompanying unaudited pro forma condensed consolidated balance sheet (“Pro Forma Balance Sheet”) in accordance with Article 11 of Regulation S-X. The Pro Forma Balance Sheet has been derived from the Company’s historical consolidated financial statements and reflects certain assumptions and adjustments that management believes are reasonable under the circumstances and given the information available at this time. The following Pro Forma Balance Sheet as of September 30, 2024 is presented as if the transactions contemplated by (i) the issuance in October 2024 of certain September-October 2024 Notes in the aggregate principal amount of $280,000, for an aggregate purchase price of $200,000 (the “October Note Issuance”), (ii) the receipt of aggregate proceeds of $3,740,000 from the sale of 4,676 shares of Series G Preferred Stock and 2,977,711 Series G Warrants in November 2024 (the “Series G Financing”) and (iii) the repayment of all outstanding promissory notes in the aggregate principal amount of $2,240,000 in November 2024 (the “Note Repayment” and, collectively, the “Pro Forma Transactions”) had occurred on September 30, 2024. The Pro Forma Balance Sheet reflects adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position as of September 30, 2024. The Pro Forma Information is provided for informational purposes only and is not intended to represent what the Company’s financial position or results of operations would have been had the Pro Forma Transactions occurred on September 30, 2024, nor is it indicative of its future financial position or results of operations. The Pro Forma Balance Sheet should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes.

	Historical Results	October Note Issuance Pro Forma Adjustments	Series G Financing Pro Forma Adjustments		Note Repayment Pro Forma Adjustments	Pro Forma
ASSETS
Current assets:
Cash	$195,511	$200,000		$3,592,400	$(2,240,000)	$1,747,911
Accounts receivable, net	41,700					41,700
Prepaid expenses and other current assets	273,527					273,527
Note receivable, net	-					-
Assets of discontinued operations	-					-
Total current assets	510,738					2,063,138

Property and equipment, net	956,873					956,873

Total assets	$1,467,611		$			3,020,011

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$2,273,070		$			2,273,070
Dividends payable	1,160,911					1,160,911
Note payable, net	1,521,081	200,000			(2,240,000)	-
Liabilities of discontinued operations	1,311,864				518,919 (a)	1,311,864
Total current liabilities	6,266,926					4,745,845

Commitments and Contingencies – Note 12

Stockholders’ deficit:
Preferred stock	46					46
Common stock	1,151					1,151
Additional paid-in capital	55,133,084			3,592,400		58,725,484
Accumulated deficit	(59,933,596)				(518,919)	(60,452,515)
Total stockholders’ deficit	(4,799,315)					(1,725,834)

Total liabilities and stockholders’ deficit	$1,467,611					$3,020,011

(a)	Amortization of OID Interest expense in connections with payment of Notes payable.

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INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC permits us to “incorporate by reference” into this Proxy Statement the information that we file with the SEC under the Exchange Act, which means that we can disclose important information to you by referring you to such information. Information that is incorporated by reference is considered to be part of this Proxy Statement. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this Proxy Statement, and will be considered to be a part of this Proxy Statement from the date such information is filed. We have filed with the SEC and incorporate by reference in this Proxy Statement, except as superseded, supplemented or modified by this Proxy Statement, the documents listed below (excluding those portions of any Current Report on Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):

●	our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, filed with the SEC on May 2, 2024;

●	our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, filed with the SEC on May 15, 2024, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed with the SEC on December 18, 2024 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, filed with the SEC on January 17, 2025; and

●	our Current Reports on Form 8-K filed with the SEC on February 23, 2024, April 16, 2024, May 1, 2024, May 7, 2024, May 16, 2024, May 24, 2024, June 18, 2024, July 2, 2024, July 8, 2024, July 18, 2024, July 30, 2024, August 23, 2024, August 30, 2024, September 12, 2024, September 13, 2024, September 25, 2024, September 27, 2024, October 23, 2024, November 13, 2024, November 14, 2024, November 22, 2024, November 22, 2024, December 20, 2024 and January 23, 2025 and the Forms 8-K/A filed with the SEC on July 18, 2024, November 13, 2024 and November 22, 2024;

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof but before the Special Meeting (excluding any information not deemed “filed” with the SEC). Any statement contained in a previously filed document is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in a subsequently filed document incorporated by reference herein modifies or supersedes the statement, and any statement contained in this Proxy Statement is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in a subsequently filed document incorporated by reference herein modifies or supersedes the statement.

You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including exhibits, and of other documents incorporated by reference herein, without charge, upon the written or oral request of such documents. Requests should be directed to:

IMAC HOLDINGS, INC.

3401 Mallory Lane, Suite 100

Franklin, Tennessee 37067

(303) 898-5896

sgardzina@imacholdings.com

Copies of these filings are also available on our website at www.imacholdings.com.

* * * * *

24

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

IMAC HOLDINGS, INC.

_________________________

Pursuant to

§ 242 of the General Corporation Law

of the State of Delaware

_________________________

The undersigned, being the Chief Executive Officer of IMAC Holdings, Inc., a Delaware corporation (the “Corporation”), pursuant to Section 242 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:

1.	Pursuant to a [unanimous written consent][vote taken at a duly called meeting] of the Board of Directors of the Corporation (the “Board”) dated [●], 2025, the Board adopted resolutions (the “Amending Resolutions”) to further amend the Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on May 23, 2018 (together with any subsequent amendments and certificates of designations, the “Certificate of Incorporation”); and

2.	The Certificate of Amendment of Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL. The Board duly adopted the Amending Resolutions setting forth and declaring advisable this Certificate of Amendment to Certificate of Incorporation and directed that such amendment be considered by the stockholders of the Corporation. A special meeting of the stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on [●], 2025 at which meeting the required number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted the Certificate of Amendment to Certificate of Incorporation.

NOW, THEREFORE, to effect the Amending Resolutions:

1.	Upon the Effective Time (as defined below), Section 4.1 is hereby stricken and replaced with the following:

“4.1 Authorized Capital Stock. The aggregate number of shares of capital stock that the Corporation is authorized to issue is [●] million ([●],000,000), of which [●] million ([●],000,000) shares are common stock having a par value of $0.001 per share (the “Common Stock”), and [●] million ([●],000,000) shares are preferred stock having a par value of $0.001 per share (the “Preferred Stock”).

2.	This Certificate of Amendment to Certificate of Incorporation shall become effective at 12:01 a.m. Eastern Time on [●], 2025 (the “Effective Time”).

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation of IMAC Holdings, Inc. to be signed by Faith Zaslavsky, Chief Executive Officer, this [●] day of [●], 2025, who acknowledges that the foregoing is the act and deed of the Corporation and that the facts stated herein are true.

By:
Name:
Title:

APPENDIX B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

IMAC HOLDINGS, INC.

Pursuant to

§ 242 of the General Corporation Law

of the State of Delaware

The undersigned, being the Chief Executive Officer of IMAC Holdings, Inc., a Delaware corporation (the “Corporation”), pursuant to Section 242 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:

1.	Pursuant to a unanimous written consent of the Board of Directors of the Corporation (the “Board”) dated [●], 2025, the Board adopted resolutions (the “Amending Resolutions”) to further amend the Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on May 23, 2018 (together with any subsequent amendments and certificates of designations, the “Certificate of Incorporation”); and

2.	The Certificate of Amendment of Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL. The Board duly adopted the Amending Resolutions setting forth and declaring advisable this Certificate of Amendment to Certificate of Incorporation and directed that such amendment be considered by the stockholders of the Corporation. A special meeting of the stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on [●], 2025 at which meeting the required number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted the Certificate of Amendment to Certificate of Incorporation.

NOW, THEREFORE, to effect the Amending Resolutions:

1.	Upon the Effective Time (as defined below), Section 4.1 is hereby stricken and replaced with the following:

“4.1 Authorized Capital Stock. The aggregate number of shares of capital stock that the Corporation is authorized to issue is [●] million ([●],000,000), of which [●] million ([●],000,000) shares are common stock having a par value of $0.001 per share (the “Common Stock”), and [●] million ([●],000,000) shares are preferred stock having a par value of $0.001 per share (the “Preferred Stock”).

Simultaneously with this Certificate of Amendment to the Corporation’s Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), every ___ shares of Common Stock of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Time (the “Old Common Stock”) shall automatically be reclassified and continued, without any action on the part of the holder thereof (the “Reverse Split”), as one (1) share of post-Reverse Split Common Stock (the “New Common Stock”). The Corporation shall round up any fractional shares of New Common Stock, on account of the Reverse Split, to the nearest whole share of Common Stock.

Each stock certificate that immediately prior to the Effective Time represented shares of the Old Common Stock shall, from and after the Effective Time, be exchanged for a stock certificate that represents that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided however, that the Reverse Split will occur without any further action on the part of the stockholders and without regard to the date or dates on which certificates formerly representing shares of Old Common Stock are physically surrendered. Upon the consummation of the Reverse Split, each certificate formerly representing shares of Old Common Stock, until surrendered and exchanged for a certificate representing shares of New Common Stock will be deemed for all corporate purposes to evidence ownership of the resulting number of shares of New Common Stock.

2.	This Certificate of Amendment to Certificate of Incorporation shall become effective at 12:01 a.m. Eastern Time on [●], 2025 (the “Effective Time”).

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation of IMAC Holdings, Inc. to be signed by Faith Zaslavsky, Chief Executive Officer, this [●] day of [●], 2025, who acknowledges that the foregoing is the act and deed of the Corporation and that the facts stated herein are true.

By:
Name:
Title:

IMAC HOLDINGS, INC.

PROXY

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Faith Zaslavsky and Sheri Gardzina, or either of them, with full power of substitution, as proxies to vote at the Special Meeting of Stockholders of IMAC HOLDINGS, INC. (the “Company”) to be held on [●], 2025 at [●]:[●] [a.]/[p.]m. Central time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR EACH OF PROPOSALS 1, 2, 3 and 4, BELOW. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

IMAC HOLDINGS, INC.

[●], 2025

Please date, sign and mail your Proxy Card in the envelope provided as soon as possible.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	Proposal to approve the potential issuance of an excess of 19.99% of our outstanding common stock under the Company’s outstanding Series G Preferred Stock and related warrants.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.	Proposal to approve the potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing (as defined in the Proxy Statement).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	Proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	Proposal to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board of Directors’ discretion.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder:	Date:
Signature of Stockholder:	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.